UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2014

First Clover Leaf Financial Corp.

(Exact name of registrant as specified in its charter)

Maryland	0-50820	20-4797391
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6814 Goshen Road, Edwardsville, Illinois	62025
(Address of Principal Executive Offices)	(Zip Code)

(618) 656-6122

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

On May 29, 2014, First Clover Leaf Financial Corp. (the “Company”) held its Annual Meeting of Stockholders.  The matters listed below were submitted to a vote of the stockholders through the solicitation of proxies, and the proposals are described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 25, 2014.  The final results of the stockholder vote are as follows:

1.                                      The election of directors

	For	Withheld	Broker Non-Vote

Dennis Terry	3,226,901	123,781	2,234,497

Mary Westerhold	3,315,752	34,930	2,234,497

2.                                      The ratification of the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014.

For	Against	Abstain	Broker Non-Vote
5,556,643	14,943	4,984	—

3.                                      The approval of a non-binding advisory resolution regarding the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
3,006,623	118,488	223,603	2,234,497

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CLOVER LEAF FINANCIAL CORP.

DATE: June 3, 2014	By:	/s/ Darlene F. McDonald

Darlene F. McDonald
Chief Financial Officer